UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 7, 2010

Pharmasset, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303-A College Road East Princeton, New Jersey		08540
(Address of Principal Executive Offices)		(Zip Code)

(609) 613-4100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2010, the board of directors (the “Board”) of Pharmasset, Inc. (the “Company”) received a communication from Fredric D. Price indicating his intention not to stand for re-election to the Company Board and, consequently, to resign as a member of the Board effective March 17, 2010 for personal reasons. The Board appreciates Mr. Price’s service to the Company as a member of the Board since 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmasset, Inc.

Date: January 8, 2010	By:	/S/ KURT LEUTZINGER
	Name:	Kurt Leutzinger
	Title:	Chief Financial Officer